Exhibit 99.3

 Independent Bank Corporation (IBCP)  Earnings CallSecond Quarter 2021July 29, 2021

 Cautionary note regarding forward-looking statements  This presentation contains forward-looking statements about Independent Bank Corporation. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of Independent Bank Corporation. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting Independent Bank Corporation, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect Independent Bank Corporation’s revenues and the values of its assets and liabilities, reduce the availability of funding from certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect Independent Bank Corporation in substantial and unpredictable ways. Independent Bank Corporation’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2020 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2

 Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerGavin A. Mohr, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.  3

 Historical Financial Data  4        Year Ended December 31,           Quarter Ended          ($M except per share data)    2017  2018  2019  2020     6/30/20  9/30/20  12/31/20  3/31/21  6/30/21                                      Balance Sheet:                         Total Assets    $2,789   $3,353   $3,565   $4,204     $4,043   $4,169   $4,204   $4,426   $4,461   Portfolio Loans     $2,019   $2,583   $2,725   $2,734      $2,867   $2,855   $2,734   $2,784   $2,815   Deposits    $2,401   $2,913   $3,037   $3,637     $3,485   $3,598   $3,637   $3,859   $3,862   Tangible Common Equity    $263   $304   $317   $357      $322   $340   $357   $355   $364   Profitability:                         Pre-Tax, Pre-Provision Income    $39.6   $50.6   $58.6   $81.9     $23.5   $25.3   $20.6   $26.7   $13.6   Pre-Tax, Pre-Prov. / Avg. Assets    1.50%  1.62%  1.70%  2.08%     2.44%  2.46%  1.98%  2.54%  1.23%  Net Income    $20.5   $39.8   $46.4   $56.2     $14.8   $19.6   $17.0   $22.0   $12.4   Return on Average Assets    0.77%  1.27%  1.35%  1.43%     1.54%  1.90%  1.61%  2.10%  1.12%  Return on Average Equity    7.8%  12.4%  13.6%  15.7%    17.4%  21.4%  17.8%  23.5%  12.8%  Net Interest Margin (FTE)    3.65%  3.88%  3.80%  3.34%     3.36%  3.31%  3.12%  3.05%  3.02%  Efficiency Ratio    69.2%  67.2%  64.9%  59.2%    53.1%  56.4%  60.6%  53.5%  69.2%  Asset Quality:                         NPAs / Assets    0.35%  0.29%  0.32%  0.21%    0.34%  0.28%  0.21%  0.17%  0.12%  NPAs / Loans + OREO    0.49%  0.38%  0.42%  0.32%     0.48%  0.41%  0.32%  0.27%  0.19%  Reserves / Total Portfolio Loans    1.12%  0.96%  0.96%  1.30%    1.20%  1.25%  1.30%  1.68%  1.63%  NCOs / Avg. Loans    (0.06%)  (0.03%)  (0.02%)  0.11%     0.45%  (0.04%)  (0.02%)  (0.01%)  (0.09%)  Capital Ratios:                         TCE Ratio    9.4%  9.2%  9.0%  8.6%    8.0%  8.2%  8.6%  8.1%  8.2%  Leverage Ratio     10.6%  10.5%  10.1%  9.2%     9.1%  9.0%  9.2%  9.3%  9.0%  Tier 1 Capital Ratio    14.0%  13.3%  12.7%  13.3%    12.6%  13.0%  13.3%  13.2%  13.0%  Total Capital Ratio    15.2%  14.3%  13.7%  16.0%     15.3%  15.6%  16.0%  15.8%  15.5%

 2Q 2021 Financial Highlights  Income StatementPre-tax, pre-provision income of $13.6 million compared to $23.5 million in the year ago quarter.Net income of $12.4 million, or $0.56 per diluted share compared to $14.8 million, or $0.67 per diluted share in the year ago quarter.Net interest income of $31.4 million, compared to $30.5 million, in the year ago quarter.Mortgage loan originations of $473.7 million, also, $306.8 million in mortgage loans sold with $9.1 million in net gains on mortgage loans compared to $17.6 million in net gains in the year ago quarter. Mortgage servicing rights change (the “MSR Change”) due to price of a negative $2.4 million ($0.09 per diluted share, after taxes) compared to a negative $2.9 million ($0.10 per diluted share, after taxes) in the year ago quarter. Provision for credit losses credit of $1.4 million compared to an expense of $5.2 million in the year ago quarter. Balance Sheet/CapitalSecurities available for sale increased by $83.4 million.Total portfolio loans increased by $30.3 million.Total deposits grew by $3.9 million.Paid a 21 cent per share cash dividend on common stock on May 14, 2021.  5

 Year-to-date 2021 Financial Highlights  Income StatementIncreases in net income and diluted earnings per share of 75.8% and 77.3%, respectively, for the first six months of 2021 compared to 2020.Annualized return on average assets and on average equity of 1.60% and 18.06%, respectively, for the first six months of 2021.Mortgage loan originations of $982.7 million and mortgage loans sold of $684.2 million with $21.9 million in net gains on mortgage loans for the first six months of 2021 compared to $26.5 million in net gains in the year ago period. Mortgage servicing rights change (the “MSR Change”) due to price of a positive $2.2 million ($0.08 per diluted share, after taxes) for the first six months of 2021 compared to a negative $8.9 million ($0.31 per diluted share, after taxes) in the year ago period. Provision for credit losses credit of $1.9 million for the first six months of 2021 compared to an expense of $11.9 million in the year ago period. Balance Sheet/CapitalNet growth in portfolio loans of $80.9 million, or 6.0% annualized.Net growth in deposits of $225.1 million, or 12.5% annualized.Repurchased 344,005 common shares at a weighted average price of $21.18 per share during the first six months of 2021.  6

 Our Michigan Markets  7  Source: S&P Global Market Intelligence and Company documents. Map does not include loan production offices. Deposit market share data based on FDIC Summary of Deposits Annual Survey as of June 30, 2020.Note: Loan and deposit balances exclude the loans and deposits (such as brokered deposits) that are not clearly allocable to a certain market region. Loans specifically exclude: $161 million of Ohio mortgage loans, $47 million of resort loans and $12 million of purchased mortgage loans.      94          96          75          69      Michigan’s premier community bank. #1 deposit market share amongst Michigan banks < $10B in assets and #9 deposit market share overall. Top 10 market share in 20 of 23 counties of operation – with opportunity to gain market share in attractive Michigan markets.Low cost and stable deposit base in East/”Thumb” and Central regions utilized to fund loan growth in the West and Southeast regions (higher growth & more metropolitan).New full service bank branch opened in Brighton, Michigan in 4Q’20.7 Loan Production Offices (LPOs), including 5 throughout Michigan and 2 in Ohio (residential mortgage lending only).    Branches (62)    East / “Thumb”Branches: 20Deposits: $1,248MLoans: $618M  SoutheastBranches: 8Deposits: $547MLoans: $840M  CentralBranches: 10Deposits: $538MLoans: $204M  WestBranches: 20Deposits: $1,201MLoans: $633M  NorthwestBranches: 4Deposits: $319MLoans: $283M

 Select Economic Statistics  8  Unemployment Trends (%)  Total Employees (Thousands)  Regional Average Home Sales Price (Thousands)  Annualized Home Sales (Thousands)  Select Economic Statistics   Unemployment rates returning to normal levels  Stable prices in key markets  Strong job growth continues  Rebounding Michigan home sales

     Low Cost Deposit Franchise Focused on Core Deposit Growth  9  Substantially core funding – $3.55 billion of non-maturity deposit accounts (92.0% of total deposits).Total deposits increased $225.1 million (6.2%) since 12/31/20 with non-interest bearing up $144.8 million, savings and interest- bearing checking up $173.0 million, reciprocal up $33.3 million, time down $15.1 million and brokered down $110.9 million.Deposits by Customer Type:Retail – 51.5%Commercial – 34.6%Municipal – 13.9%  Deposit Composition – 6/30/21  Deposit Highlights  Michigan Deposit Market Share  $3.9B  Core Deposits: 92.0%  Cost of Deposits (%)/Total Deposits ($B)  Note: Core deposits defined as total deposits less maturity deposits.

  10  10  All functionality within online banking can be done in the new IB ONE Wallet app.Customers can reset their own passwords in the app. Instantly transfer funds to other IB customers. IB Card Controls allows you to turn your debit card on or off, restrict transactions by category or dollar amount, and easily set up purchase alerts.       ONE Wallet+, available in Online Banking and through the IB ONE Wallet app, is a tool that allows you to consolidate multiple accounts, including other bank accounts, credit cards, and investment accounts into one place. You can create budgets, manage trends, and even set financial goals.  Digital Transformation

 Diversified Loan PortfolioFocused on High Quality Growth  11  Lending Highlights  Note: Portfolio loans exclude loans HFS.  Portfolio loan changes in 2Q’21:Commercial – decreased $56.7 million. PPP loan balances decreased $62.3 million and totaled $171.9 million at June 30, 2021.Mortgage – increased $45.1 million.Installment – increased $41.9 million.Mortgage loan portfolio weighted average FICO and LTV of 750 and 77%, respectively and average balance of $195,168.Installment weighted average FICO of 760 and average balance of $22,509.Commercial loan rate mix:61% fixed / 39% variable.Indices – 59% tied to Prime, 38% tied to LIBOR and 3% tied to a US Treasury rate.Mortgage loan (including HECL) rate mix: 58% fixed / 42% adjustable or variable. Indices – 21% tied to Prime, 56% tied to LIBOR , 19% tied to a US Treasury rate and 4% tied to SOFR  Loan Composition – 6/30/21  $2.9B  Yield on Loans (%)/Total Portfolio Loans ($B)

 COVID-19 Programs – Loan Forbearances  12  Highlights  Loan Forbearances    The table above reflects the status of loan forbearances. The percent of the loan portfolio is based on loan dollars.Loan Forbearances:Forbearance period is generally three months for mortgage and installment loans and three or six months for commercial loans. Retail (mortgage and installment) loan forbearances are primarily principal & interest deferrals.Commercial loan forbearances are primarily principal deferrals only.Forbearance requests peaked in early June 2020 and have since significantly abated.     6/30/2021      3/31/2021      12/31/2020      6/30/2020      % Change from 6/30/20     Loan Type  #  $ (000’s)  % of portfolio  #  $ (000’s)  % of portfolio  #  $ (000’s)  % of portfolio  #  $ (000's)  % of portfolio  #  $   Commercial   -  $ -   0.0%   -  $ -   0.0%  2  $163   0.0%  386  $210,486   15.4%  -100.0%  -100.0%   Mortgage  82  12,416  1.2%  111  15,263  1.5%  134  19,830  2.0%  388  81,212  7.8%  -78.9%  -84.7%   Installment  18  327  0.1%  32  537  0.1%  48  1,412  0.3%  280  7,459  1.6%  -93.6%  -95.6%   Total   100   $12,743  0.5%   143   $15,800  0.6%   184    $21,405   0.8%   1054    $299,157   10.4%  -90.5%  -95.7%                                                Loans serviced for others  150  $20,231  0.6%  205  $26,975  0.9%  288  $42,897   1.4%  773  $114,839   4.2%  -80.6%  -82.4%

 COVID-19 Programs – Paycheck Protection Program (“PPP”)  13  PPP Loan Portfolio    PPP – Round 1             Description  6/30/2021    3/31/2021    6/30/2020      #  ($ in 000’s)  #  ($ in 000’s)  #  ($ in 000’s)  Loans outstanding at quarter-end  298   $ 42,315  698   $ 105,934   2,012  $ 259,351  Average loans outstanding for the quarter  n/a  78,747  n/a   136,206  n/a  191,061  Cumulative forgiveness applications submitted at quarter-end  1,882  231,715  1,477   183,346  -  -  Cumulative forgiveness applications approved at quarter-end  1,870  229,429  1,354   158,046  -  -  Net fees accreted into interest income during the quarter  n/a  981  n/a   1,853  n/a  977  Net unaccreted fees remaining at quarter-end   n/a  381  n/a   1,362  n/a  7,736  Average loan yield for the quarter   n/a  5.98%  n/a   6.43%  n/a  3.05%    PPP – Round 2         Description  6/30/2021    3/31/2021      #  ($ in 000’s)  #  ($ in 000’s)  Loans outstanding at quarter-end  1,409   $ 129,573  1,250  $ 128,240  Average loans outstanding for the quarter  n/a  133,239  n/a  72,011  Cumulative forgiveness applications submitted at quarter-end  166   8,843  -  -  Cumulative forgiveness applications approved at quarter-end  164   8,828  -  -  Net fees accreted into interest income during the quarter  n/a  832  n/a  229  Net unaccreted fees remaining at quarter-end   n/a  5,429  n/a  5,454  Average loan yield for the quarter   n/a  3.50%  n/a  2.25%  Note: PPP Round 1 loan activity began in the second quarter of 2020. PPP Round 2 loan activity began in the first quarter of 2021.

 Loans by Industry as a % of Total Commercial Loans ($ in millions)  Investor RE by Collateral Type as a % of Total Commercial Loans ($ in millions)   14  Commercial Loan Portfolio Concentrations  14   Note: $823 million, or 66.1% of the commercial loan portfolio is C&I or owner occupied, while $422 million, or 33.9% is investment real estate. The percentage concentrations are based on the entire commercial portfolio of $1.245 billion as of June 30, 2021

 Investment Securities Portfolio  15  Highlights  High quality, liquid, diverse portfolio with relatively short duration.Fair value of $1.33 billion, an increase of $83.4 million in 2Q’21.Net unrealized gain of $15.3 million, representing 1.17% of amortized cost.Portfolio ratings: 55% AAA rated (or backed by the U.S. Government); 27% AA rated; 8% A rated; 8% BAA rated and 2% unrated.4.19 year estimated average duration with a weighted average yield of 1.97% (with TE gross up).Approximately 20.4% of the portfolio is variable rate.    $1.3B  Investment Portfolio by Type (6/30/21)  Investment Securities Activity – 2Q’21  Total repayments include $0.37 million of repayments on Treasury/Agency securities not shown in the table.    Agency MBS, CMO & CMBS   Municipal/Govern-ment   Asset-backed  Private Label Mortgage    Corp.    Total     (Dollars in 000’s)            Purchases (at cost)  $9,041  $84,910  $21,066  $30,412  $50,161  $195,590  Repayments (a)  36,945  16,898  54,346  4,061  4,255  116,873  Sales  --  --  --  --  2,999  2,999                Purchases in 2Q’21              Yield (TE)  1.30%  1.53%  0.87%  1.47%  2.29%  1.63%  Duration   5.34%  5.66%  0.95%  5.91%  5.18%  5.05%

 Strong Capital Position  16   TCE / TA (%)   Leverage Ratio (%)   CET1 Ratio (%)   Total RBC Ratio (%)   IBCP Target 8.50% - 9.50 %  Capital retention to support (i) organic growth and (ii) acquisitions; and Return of capital through (i) strong and consistent dividend and (ii) share repurchases  Long-Term Capital Priorities:  Strong Capital Position

 HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us as slightly asset sensitive.Net interest income increased $1.1 million, or 3.7%, in 2Q’21 vs. 1Q’21 due primarily to a $175.6 million increase in average interest earning assets that was partially offset by a 3 basis point decline in the net interest margin. Net interest margin was 3.02% during the second quarter of 2021, compared to 3.36% in the year-ago quarter and 3.05% in the first quarter of 2021.  Yields, NIM and Cost of Funds (%)  Net Interest Income ($ in Millions)   Net Interest Margin/Income  17

 Linked Quarter Analysis  18  2Q’21 NIM Changes  Linked Quarter Average Balances and FTE Rates

 Strong Non-interest Income  19  Diverse sources of non-interest income, representing 32.0% of operating revenue in 2Q’21.2Q’21 interchange income of $3.5 million compared to $2.5 million in the prior year quarter. This increase was primarily due to an increase in transaction volume and a new switch contract that was executed in the fourth quarter of 2020. Mortgage banking: $9.1 million in net gains on mortgage loans in 2Q’21 vs. $17.6 million in the year ago quarter. A combination of lower mortgage loan sales volume, reduced profit margins and fair value adjustments led to this decrease.$473.7 million in mortgage loan originations in 2Q’21 vs. $470.6 million in 2Q’20 and $509.0 million in 1Q’21.2Q’21 mortgage loan servicing includes a $2.4 million ($0.09 per diluted share, after tax) decrease in fair value adjustment due to price compared to a decrease of $2.9 million ($0.10 per diluted share, after tax) in the year ago quarter.       Source: Company documents.  $41.2M  2021 YTD Non-interest Income (thousands)  Non-interest Income Trends ($M)  Highlights

 Focus on Improved Efficiency   20  Source: Company documents.  Non-interest Expense ($M)  Highlights   Efficiency Ratio (4 quarter rolling average)   Compensation and employee benefits expense of $19.9 million compared to $16.3 in the prior year quarter. Compensation (salaries and wages) increased $1.5 million due to raises that were generally effective at the start of the year, increased overtime and staffing due primarily to the data processing conversion and some new positions (particularly new commercial lenders and related support staff). $1.0 million increase in incentive compensation accrual due to an increase in expected payout levels compared to Q2’20. Payroll taxes and employee benefits rose $1.2 million due to higher payroll taxes and an increase in health care costs (2Q’20 was unusually low due to CVOID related lock-downs). Data processing costs increased $1.0 million (approximately one-half of the increase due to cross-over support from old vendor and new vendor during conversion and one-half of the increase due to a decline in a cost savings agreement reimbursement as 2Q’20 included a catch up adjustment).2Q’21 non-interest expense included $1.1 million of conversion related expenses (associated with core data processing conversion that was completed in May 2021).Opportunities exist to gain additional efficiencies as we continue to optimize our delivery channels.

 Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 12/31/16 30 to 89 days delinquent data excludes $1.63 million of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)  21

 Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults  22

 Troubled Debt Restructurings (TDRs)  TDR HighlightsWorking with client base to maximize sustainable performance.The specific reserves allocated to TDRs totaled $4.1 million at 6/30/21.A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.96.1% of TDRs are current as of 6/30/21.Commercial TDR Statistics:17 loans with $4.9 million book balance.100% performing.WAR of 5.16% (accruing loans).Well seasoned portfolio; all of the accruing loans are not only performing but have been for over a year since modification.Retail TDR Statistics:413 loans with $35.7 million book balance.96.7% performing.WAR of 4.08% (accruing loans).Well seasoned portfolio; 99% of accruing loans are not only performing but have been for over a year since modification.  TDRs ($ in Millions)  96% of TDRs are Current  23

 Note: Dollars all in millions.   Provision for Credit Losses   Loan Net Charge-Offs/Recoveries   Allowance for Credit Losses  Credit Cost Summary  24

 2021 Outlook Update  Category  Outlook  Lending  Continued growthLoan payoffs related to the Paycheck Protection Program will make loan growth challenging in 2021. The goal of low (1%) single digit overall portfolio loan growth (5% - 7% excluding PPP impact), is based on increases in commercial loans (excluding PPP impact), mortgage loans and consumer loans. This growth forecast also assumes an improving Michigan economy.Q2 Update: Total portfolio loans increased $30.3 million (4.4% annualized) in Q2’21. Growth in retail (mortgage and installment) loans offset a decline in commercial loans that was due to a $62.3 million decrease in PPP loan balances in 2Q’21. Excluding PPP loans, total portfolio loans grew at a 6.2% annualized rate during the first six months of 2021, which approximated the mid-point of our forecasted range.  Net Interest Income  Growth driven primarily by higher average earning assetsIBCP goal of approximately 0.5% increase in net interest income (NII) over 2020. Expect the net interest margin (NIM) to trend lower (0.10% - 0.15%) in 2021 compared to full-year 2020. Primary driver is a reduction in earing asset yield. The forecast assumes no changes in the target federal funds rate in 2021 and long-term interest rates up very slightly over year end 2020 levels. Q2 Update: 2Q’21 net interest income was $0.9 million (3.1%) higher than the prior year quarter. The net interest margin was 3.02% for the quarter down 0.03% from the linked quarter and down 0.34% from the prior year quarter. This primary driver of the decrease in the net interest margin is a higher allocation to lower yielding assets (mix), lower yields on new loan volumes, and lower yields on securities available for sale.   Provision for Credit Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels under CECL will be particularly sensitive to loan growth and mix, projected economic conditions, watch credit levels and loan default volumes. The allowance as a percentage of total loans was at 1.30% at 12/31/20. The initial (effective 1/1/2021) CECL adjustment is now expected to be approximately $10.5 million to $12.5 million. This CECL adjustment is still subject to certain final review procedures that will be completed in 1Q’21. A full year 2021 provision (expense) for credit losses of approximately 0.25% to 0.35% of average total portfolio loans would not be unreasonable.Q2 Update: The impact from our CECL adoption was an increase to our beginning of the year allowance for credit losses of $11.7 million which was within the disclosed range of $10.5 million to 12.5 million. The provision for credit losses was a credit of $1.4 million in 2Q’21 and was a credit of $1.9 million for the first six months of 2021. If credit quality trends persist it is likely that the full year provision for credit losses will be below our forecasted range of 0.25% to 0.35% of average total portfolio loans.   Non-interest Income  IBCP forecasted 2021 quarterly range of $13 million to $16 million with the total for the year down 30% to 35% from 2020 actual of $80.7 millionExpect mortgage loan origination volumes in 2021 to be down by approximately 30%. Expect overall mortgage banking revenues (gain on sale and mortgage loan servicing) to decline in 2020 due to lower volume as well as margin on loans sold. Expect service charges on deposits and interchange income in 2021 to be collectively comparable to 2020 (i.e. a decline in servicing charges on deposits due to lower NSF fees to be largely offset by an increase in interchange income). Q2 Update: Non-interest income totaled $14.8 million in Q2’21, which was within the forecasted range. 2Q’21 mortgage loan originations, sales and gains totaled $473.7 million, $306.8 million and $9.1 million, respectively. Mortgage loan servicing generated a loss of $2.0 million in Q2’21 due primarily to a negative $2.4 million fair value adjustment due to price. The mortgage loan pipeline continues to be strong although refinance activity is slowing down.   Non-interest Expenses  IBCP forecasted 2021 quarterly range of $28.5 million to $29.5 million with the total for the year down (4%-6%) from the 2020 actual of $122.4 million.Expect total compensation and employee benefits to be lower in 2021 compared to 2020 due primarily to a reduction in incentive compensation. Most other categories of non-interest expense expected to have small (1% to 2%) increases.Q2 Update: Total non-interest expense was $32.5 million in the second quarter of 2021, well above our $28.5 million to $29.5 million targeted quarterly range. Increases in compensation and employee benefits, data processing and conversion related expenses were the primary categories that caused actual non-interest expenses to exceed the target range.  Income Taxes  Approximately a 20% effective income tax rate in 2021. This assumes a 21% statutory federal corporate income tax rate during 2021. Q2 Update: Actual effective income tax rate of 17.7% and 18.4% for 2Q’21 and first six months of 2021, respectively.  Share Repurchases  2021 share repurchase authorization at approximately 5% (1.1 million) of outstanding shares. Expect total share repurchases in 2021 at the mid-point of this authorization.Q2 Update: The Company has repurchased 344,005 shares at an average price of $21.18 during the first six months of 2021.   25

  Strategic Initiatives  26    Serve consumers and businesses in our markets in an inclusive way with straight forward marketing and outreach efforts and fostering relationships and strong customer engagement.Improve net interest income via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing. Add new customers and grow revenue through outbound calling.Add new customers and grow revenue through the addition of new talented sales professionals in our existing markets. Supplement our organic growth initiatives via selective and opportunistic bank acquisitions and branch acquisitions.    Growth      Enhance process improvement expertise, enabling all business lines and departments to streamline/automate operating processes and workflows.Successfully complete 2021 core conversion, capitalizing upon opportunity to streamline and improve bank processes.Leverage virtual capabilities to make more effective meetings, training and customer engagement.Optimize branch delivery channel including assessing existing locations, new locations, service hours, staffing, & workflow and leveraging our existing technology. Expand Digital Branch services.Build/enhance dashboard reporting and business intelligence.   Process Improvement & Cost Controls      Create and maintain an engaged workforce through a culture and environment that promotes diversity, equity, inclusion and professional development. Empower and support our team members to serve our customers. Demonstrate that we are committed to the well-being of our team members who ensure our success. This entails recognizing and rewarding contributions, developing new talent via internships, providing coaching and development, and planning for succession and new opportunities.    Talent Management       Produce strong and consistent earnings and capital levels. Maintain good credit quality aided by strong proactive asset quality monitoring and problem resolution.Practice sound risk management with effective reporting to include fair banking and scenario planning.Actively manage and monitor liquidity and interest rate risk.Promote strong, independent & collaborative risk management, utilizing three layers of defense (business unit, risk management and internal audit). Ensure effective operational controls with special emphasis on cyber security, fraud prevention, core system conversion and regulatory compliance.Maintain effective relationships with regulators & other outside oversight parties.   Risk Management

 Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending!NASDAQ: IBCP  27